UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  March 21, 2019
DLH Holdings Corp.
(Exact name of registrant as specified in its charter)
COMMISSION FILE NUMBER:  0-18492

New Jersey	22-1899798
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3565 Piedmont Road, NE
Atlanta, GA 30305
(Address and zip code of principal executive offices)
(866) 952-1647
(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 7.01	Regulation FD Disclosure.

On March 21, 2019, DLH Holdings Corp. (the “Company”) will make a presentation at its Annual Meeting of Shareholders, being held at 10:00 a.m., New York time, at the offices of Becker & Poliakoff, LLP in New York, N.Y. A copy of the Company’s presentation materials is furnished as Exhibit 99.1 to this Current Report on Form 8-K and has also been posted in the Investor Relations section of the Company’s website, at: https://dlhcorp.investorroom.com/presentations.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this report shall not be deemed incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, unless any such subsequent filing specifically references the information incorporated by reference herein.

Cautionary Statements

All statements in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, that do not directly and exclusively relate to historical facts constitute “forward-looking statements.” These statements represent the Company’s intentions, plans, expectations and beliefs, and are subject to risks, uncertainties and other factors many of which are outside the Company’s control. These factors could cause actual results to differ materially from such forward-looking statements. For a written description of these factors, see the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018 and any updating information in subsequent SEC filings. The Company disclaims any intention or obligation to update these forward-looking statements whether as a result of subsequent event or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibit is attached to this Current Report on Form 8-K:

Exhibit Number	Exhibit Title or Description
99.1	Presentation Materials of DLH Holdings Corp. dated March 21, 2019

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DLH Holdings Corp.

By: /s/ Kathryn M. JohnBull

Name: Kathryn M. JohnBull
Title: Chief Financial Officer
Date: March 21, 2019

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Presentation Materials of DLH Holdings Corp. dated March 21, 2019

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